News Release
                                  ------------

April 24, 2003                               Contact: Dennis R. Stewart, SVP/CFO
FOR IMMEDIATE RELEASE                                      (215) 579-4000

            TF Financial Corporation Announces First Quarter Results
                             And Quarterly Dividend

Newtown, Pennsylvania: TF Financial Corporation (Nasdaq National Market - THRD) today reported net income of $779,000 ($0.29 per diluted share) for the first quarter of 2003, compared with $1,285,000 ($0.49 per diluted share) for the first quarter of 2002. The Corporation also announced that its Board of Directors had declared a quarterly dividend of $0.15 per share, payable May 15, 2003 to shareholders of record on May 5, 2003.

The Corporation's net interest income continued to be adversely affected by record low levels of market interest rates and decreased by $885,000 or 18.8% during the 2003 quarter compared to the year earlier period. High prepayments of mortgages and mortgage-backed securities have caused the Corporation to reinvest these funds into longer-term fixed or variable rate interest bearing assets at relatively low yields, and allow cash and cash equivalents to remain at high levels in order to be better positioned to benefit should market interest rates rise.

The Corporation was able to take advantage of higher security prices and recognized $506,000 in gains on sales of securities during the quarter ended March 31, 2003. Operating expenses were $320,000 higher during the first quarter of 2003 compared with 2002 in part because of high utilities and maintenance associated with the inclement weather during 2003 and the opening of a new branch location in Philadelphia early in the year. In addition, the Corporation's loan origination expenses were higher during the first quarter of 2003, corresponding to an increase in loans originated to $24.4 million compared with $10.0 million during the first quarter of 2002. Finally, the first quarter of 2002 had benefited from a $93,000 non-recurring reduction of pension expense related to employee retirements.

The Corporation continues to experience good deposit growth, increasing by $4.2 million since the beginning of 2003, and increasing by $14.5 million since March 31, 2002. During the first quarter of 2003 the Corporation opened its fourteenth branch location in the Northern Liberties section of Philadelphia.

TF Financial Corporation is a holding company whose principal subsidiary is Third Federal Savings Bank, which operates 14 full service retail and commercial banking offices in Philadelphia and Bucks County, Pennsylvania and in Mercer
County, New Jersey. In addition, the Bank's website can be found at www.thirdfedbank.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by TF Financial Corporation with the Securities and Exchange Commission from time to time. The Corporation does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Corporation.

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
(dollars in thousands except per share data)

--------------------------------------------------------------------------------
                                                    THREE MONTHS
                                                    ------------          INC
                                                 3/31/03     3/31/02     (DEC)
                                                 -------     -------


EARNINGS SUMMARY

           Interest Income                       $ 8,657    $ 10,587    -18.2%
           Interest expense                        4,822       5,867    -17.8%
           Net interest income                     3,835       4,720    -18.8%
           Loan loss provision                        90         150    -40.0%
           Non-interest income                     1,084         540    100.7%
           Non-interest expense                    3,740       3,420      9.4%
           Income taxes                              310         405    -23.5%
           Net income                              $ 779     $ 1,285    -39.4%


PER SHARE INFORMATION

           Earnings per share, basic              $ 0.31      $ 0.52    -40.4%
           Earnings per share, diluted            $ 0.29      $ 0.49    -40.8%
           Dividends paid                         $ 0.15      $ 0.15      0.0%


FINANCIAL RATIOS

           Annualized return on average assets     0.44%       0.73%
           Annualized return on average equity     5.01%       8.98%
           Efficiency ratio                       77.45%      66.93%

AVERAGE BALANCES

           Loans                                $366,561    $372,490     -1.6%
           Mortgage-backed securities            163,663     201,866    -18.9%
           Investment securities                  56,620      47,792     18.5%
           Other interest-earning assets          94,384      53,966     74.9%
           Total earning assets                  681,228     676,114      0.8%
           Non-earning assets                     34,960      35,298     -1.0%
           Total assets                          716,188     711,412      0.7%

           Deposits                              442,687     423,239      4.6%
           FHLB advances                         204,026     222,359     -8.2%
           Total interest bearing liabilities    646,713     645,598      0.2%
           Non-interest bearing liabilities        6,422       7,806    -17.7%
           Stockholders' equity                   63,053      58,008      8.7%
           Total liabilities & stockholders'    $716,188    $711,412      0.7%
                equity


SPREAD AND MARGIN ANALYSIS

Average yield on:
           Loans                                    6.69%       7.33%
           Mortgage-backed securities               4.59%       6.15%
           Investment securities                    3.64%       4.98%
           Other interest-earning assets            1.06%       1.57%
Average cost of:
           Deposits                                 1.87%       2.71%
           FHLB advances                            5.52%       5.54%

Interest rate spread                                2.13%       2.66%
Net interest margin                                 2.28%       2.83%

T F FINANCIAL CORPORATION
FINANCIAL INFORMATION
(dollars in thousands except per share data)

--------------------------------------------------------------------------------------------
                                                            THREE MONTHS
                                                            ------------             INC
                                                         3/31/03      3/31/02       (DEC)
                                                         -------      -------


NON-INTEREST INCOME

           Retail banking fees                             $ 578        $ 540         7.0%
           Securities gains                                  506            -         0.0%


NON-INTEREST EXPENSE

           Salaries and benefits                           2,023        1,928         4.9%
           Occupancy                                         628          578         8.7%
           Deposit insurance                                  19           18         5.6%
           Professional fees                                 160           79       102.5%
           Deposit intangible amortization                    48           58       -17.2%
           Advertising                                       138          111        24.3%
           Other                                             724          648        11.7%

--------------------------------------------------------------------------------------------
                                                                                      INC
                                                           AT           AT            ---
                                                         3/31/03     12/31/02        (DEC)
                                                         -------     --------        -----
DEPOSIT INFORMATION

           Non-interest checking                          $22,695     $ 20,810        9.1%
           Interest checking                               48,681       48,496        0.4%
           Money market                                    45,590       43,677        4.4%
           Savings                                        184,633      182,813        1.0%
           CD's                                           145,167      146,762       -1.1%

OTHER PERIOD ENDING INFORMATION

Per Share
           Book value (1)                                 $ 25.19      $ 25.31
           Tangible book value (1)                        $ 23.25      $ 23.34
           Closing market price                           $ 24.75      $ 24.71

Balance sheet
           Loans receivable,net                          $374,279    $ 370,092        1.1%
           Cash and cash equivalents                       96,680      100,580       -3.9%
           Mortgage-backed securities                     160,323      169,835       -5.6%
           Investment securities                           60,160       53,230       13.0%
           Total assets                                   720,218      721,032       -0.1%
           FHLB advances                                  202,359      207,359       -2.4%
           Stockholders' equity                            62,988       62,840        0.2%

ASSET QUALITY
           Non-performing loans                             2,395        3,822      -37.3%
           Loan loss reserves                               2,058        2,047        0.5%
           Reserves to gross loans                           0.55%        0.55%       0.0%
           Non-performing loans to gross loans               0.64%        1.03%     -37.9%
           Non-performing loans to total assets              0.33%        0.53%     -37.7%
           Foreclosed property                              1,805           84     2048.8%
           Foreclosed property to total assets               0.25%        0.01%    2400.0%
           Non-performing assets to total assets             0.58%        0.54%       7.4%

OTHER STATISTICAL INFORMATION
           Shares outstanding (1) (000's)                   2,501        2,483
           Number of branch offices                            14           13
           Full time equivalent employees                     168          169

           (1) Employee stock ownership plan shares           237          240
               not included in shares outstanding (000's)